UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 24, 2017.

CME GROUP INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 29, 2017
Date: May 24, 2017 Time: 10:00 a.m., Central Time
Location: CME Auditorium
20 South Wacker Drive
Chicago, IL 60606

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT CME GROUP 2016 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Shareholder Meeting Registration: To attend the CME Group annual meeting, please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the following page. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Equity Directors

Fifteen will be elected to the Board of Directors

	1a.	Terrence A. Duffy

	1b.	Timothy S. Bitsberger

	1c.	Charles P. Carey

	1d.	Dennis H. Chookaszian

	1e.	Ana Dutra

	1f.	Martin J. Gepsman

	1g.	Larry G. Gerdes

	1h.	Daniel R. Glickman

	1i.	Leo Melamed

	1j.	James E. Oliff

	1k.	Alex J. Pollock

	1l.	John F. Sandner

	1m.	Terry L. Savage
	1n.	William R. Shepard
	1o.	Dennis A. Suskind

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2017.

3.	Advisory vote on the compensation of our named executive officers.

The Board of Directors recommends you vote 1 year on the following proposal:

4.	Advisory vote on the frequency of future votes on the compensation of our named executive officers.

The Board of Directors recommends you vote FOR the following proposals:

5.	Approval of the Amended and Restated CME Group Inc. Incentive Plan for our Named Executive Officers.

6.	Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 07, 2017 10:19 AM
To:
Subject:	#CMEGR17# CME GROUP INC. Annual Meeting %P85571_0_0123456789012345_0000001%

You received this e-mail because our records show that (1) you are an employee of CME GROUP INC. with shares of Class A common stock resulting from CME Group’s Equity Program and who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

If you hold other classes of CME Group shares, each class will need to be voted separately using the control numbers sent to you.

Important Notice Regarding the Availability of Proxy Materials

2017 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 24, 2017

RECORD DATE: March 29, 2017

CUSIP NUMBER: 12572Q105

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class A common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY

10:59 P.M. Central Time on May 23, 2017.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are an employee of CME Group Inc., your PIN is

the last four digits of your Social Security number.

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

1

•	If you have forgotten your PIN number, please follow the

instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 23, 2017.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit you voting instructions up until 10:59 p.m. Central Time on May 23, 2017.

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

Annual Report

http://materials.proxyvote.com/unavailable

If you are an employee and were enrolled for electronic delivery by CME GROUP INC. and still wish to receive hard copies of these materials, you may choose one of the following methods to make your request:

1)	By Internet: https://www.proxyvote.com/00123456789012345

2)	By Telephone: 1-800-579-1639

3)	By E-mail: sendmaterial@proxyvote.com

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:            M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

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From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 07, 2017 10:23 AM
To:
Subject:	#CME17CLA# CME GROUP INC. Annual Meeting %P85571_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

If you hold other classes of CME Group shares, each class will need to be voted separately using the control numbers sent to you.

Important Notice Regarding the Availability of Proxy Materials

2017 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 24, 2017

RECORD DATE: March 29, 2017

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-1 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY

10:59 P.M. Central Time on May 23, 2017.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the

instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 23, 2017.

1

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below: http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

Annual Report

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:            M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to thise-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

2

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 07, 2017 10:25 AM
To:
Subject:	#CME17CLB# CME GROUP INC. Annual Meeting %P85571_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

If you hold other classes of CME Group shares, each class will need to be voted separately using the control numbers sent to you.

Important Notice Regarding the Availability of Proxy Materials

2017 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 24, 2017

RECORD DATE: March 29, 2017

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-2 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY

10:59 P.M. Central Time on May 23, 2017.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow

the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 23, 2017.

1

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

Annual Report

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:            M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

2

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 07, 2017 10:26 AM
To:
Subject:	#CME17CLC# CME GROUP INC. Annual Meeting %P85571_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

If you hold other classes of CME Group shares, each class will need to be voted separately using the control numbers sent to you.

Important Notice Regarding the Availability of Proxy Materials

2017 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 24, 2017

RECORD DATE: March 29, 2017

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-3 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY

10:59 P.M. Central Time on May 23, 2017.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the

instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 23, 2017.

1

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below: http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

Annual Report

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:                M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com. (Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

2

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 07, 2017 10:27 AM
To:
Subject:	#CME17CLD# CME GROUP INC. Annual Meeting %P85571_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

If you hold other classes of CME Group shares, each class will need to be voted separately using the control numbers sent to you.

Important Notice Regarding the Availability of Proxy Materials

2017 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 24, 2017

RECORD DATE: March 29, 2017

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-4 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY

10:59 P.M. Central Time on May 23, 2017.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the

instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 23, 2017.

1

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

Annual Report

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:            M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes). line for identification purposes.

AOL users: Please highlight the entire message before clicking the reply button.

2